 (header images)(menubar images) Objective
Production of current income is the primary objective in portfolio selection. Capital appreciation is a secondary goal.

Investment Stategy
Invests in a variety of securities, including: common stock, convertible and non-convertible preferred stock, corporate bonds and debt securities issued or guaranteed by the U.S. government. (See Prospectus for more information on investment objectives).

***CHAR: 160*** LARGEST HOLDINGS as of 05-31-2000
US Treasury 6.5% Due 2010	15.6%
General Electric Co.	2.3%
Microsoft Corp.	2.3%
Cisco Systems, Inc.	1.9%
Intel Corp.	1.7%
TWA 12% Due 2002	1.6%
Nortel Networks Corp.	1.5%
IBM Corp.	1.3%
Wal-Mart Stores, Inc.	1.3%
Lucent Technologies, Inc.	1.2%

***CHAR: 160*** LARGEST INDUSTRIES as of 05-31-2000
Technology	20.6%
Consumer Cyclicals	6.8%
Consumer Staples	6.7%
Capital Goods	5.6%
Health Care	4.9%
Financials	2.2%
Communication Services	1.9%
Transportation	1.8%
Basic Materials	1.2%
Utilities	1.2%

***CHAR: 160*** PERFORMANCE as of 05-31-2000
Calendar Year to Date Return	-12.99%
average annual return
One Year	-5.27%
Three Years	0.70%
Five Years	4.98%
Ten Years	8.81%
Since Inception (6/22/76)	14.77%

***CHAR: 160*** PORTFOLIO ANALYSIS as of 05-31-2000
Net Assets	$453M
Number of Holdings	76
30-Day SEC Yield	4.0308%
Avg. Bond Maturity	4.37 years

COMPOSITION as of 05/31/2000
Common Stock	45.4%
US Agency Obligations	24.9%
Treasury Bills	15.6%
Straight Bonds	6.1%
Excess of Other Assets over Liabilities	5.9%
Convertible Preferred	1.2%
Preferred Stock	0.7%
Convertible Bonds	0.2%

Fund Inception Date: June 22, 1976

Links:
(link) Spring 2000: Lindner Board Appoints
Co-Managers for Funds

(link) Winter 2000: What is Ahead for the
Asset Allocation Fund in 2000?

(link) Ideal for Conservative-Minded Investors:
Presenting a Close-up of the Lindner Asset Allocation Fund (footer images)